DEBT PURCHASE AGREEMENT


                                    BETWEEN


                       LLOYDS TSB COMMERCIAL FINANCE LTD


                                      AND

                        ELCOM INFORMATION TECHNOLOGY LTD




                    Earliest Commencement Date 1 March 2001








                     LLOYDS TSB COMMERCIAL FINANCE LIMITED
                            DEBT PURCHASE AGREEMENT

A.      PARTIES

We, LLOYDS TSB COMMERCIAL FINANCE LIMITED of Boston House, The Little Green, Richmond, Surrey, agree with you, the party referred to as the Client in the Client Particulars below, to enter into the following agreement.

B.      DATE

This agreement is made on the day the last of us executes it.

C.      DEFINED EXPRESSIONS

Except where the context otherwise requires, an expression set out in this Debt Purchase Agreement, including the General and Financial Particulars below, or in our Standard Terms and Conditions for the Purchase of Debts (the "Conditions") and which is included in condition 21 (Definitions) is to have the meaning given to it there. Reference to a clause is to a clause in this document. Reference to a condition is to a condition appearing in the Conditions which are supplied with and form an integral part of this agreement and are signed on behalf of each of us.

D.      AGREEMENT

D.1 During the currency of this Debt Purchase Agreement you agree to sell and we agree to buy all your Debts which are in existence on the Commencement Date or which arise after that date from Contracts of Sale with your Customers. Such sale and purchase shall be upon the terms set out both below and in the Conditions.

D.2 The ownership of each Debt existing on the Commencement Date shall vest in us on that date. The ownership of any Debt arising after the Commencement Date shall vest in us automatically upon such Debt coming into existence. Upon a Debt Vesting in us then its Related Rights shall also automatically vest in us.

D.3 If Part I of the Financial Particulars below has been completed, then this Debt Purchase Agreement shall apply to all Domestic Debts payable in Sterling.

D.4 If Part II of the Financial Particulars below has been completed, then this Debt Purchase Agreement shall apply to:

        (i)Non-Sterling Domestic Debts expressed in the Permitted Foreign Currencies stated in such Financial Particulars; and/or
        (ii)Foreign Debts stated in such Financial Particulars.

D.5 You have entered into this Debt Purchase Agreement on the basis that you have read and understood all of its terms (including the Conditions) and also have had the prior opportunity to take independent legal advice as to your and our respective rights and obligations.

E.      EXCLUSION OF PRIOR AGREEMENTS

The terms of this Debt Purchase Agreement (including the Conditions and any special terms set out below) are the only terms agreed between us. They exclude all earlier agreements, warranties and representations, express or implied, oral or in writing.

F.      COMMENCEMENT AND DURATION

This agreement shall begin on the Commencement Date and shall continue for the Minimum Period. Both are specified in the General Particulars. Thereafter it shall continue until ended by either of us at any time giving to the other written notice of not less than the Notice Period, specified in the General Particulars, to expire at the end of any calendar month after the end of the Minimum Period. We shall also have the right immediately to terminate this agreement, by written notice to you at any time following a Termination Event.

G.      THE GENERAL PARTICULARS

G.1     Commencement Date                    The later of:
        (See clause F)                  (i)  31 January 2001

                                        (ii)the  date on which  we  shall
                                        notify you that we are satisfied that the conditions precedent set out in clause K below headed "Conditions Precedent" have been fulfilled.

G.2     Minimum Period:                 12 months from the Commencement
        (See clause F)                  Date.

G.3     Notice Period:                  3 months.
        (See clause F)

G.4     Additional Non Notifiable       Maintenance and service invoices
        Debts.
        (See Condition 4.1(k))

G.5     Your Payment Terms:             30 days end of month
        (See Condition 14.5(h))

G.6     Arrangement Fee:                (pound)10,000 (includes Elcom Holdings
                                        Ltd)
        (See Condition 11.1(a))

G.7     Notice of Assignment            No Notice of Assignment will
        Provisions:                     be given
        (See Conditions 5.2, 5.3, or
        5.4, 6.2(e), 14.4(k) and 14.5(g)

G.8     Funding Limit (see              (pound)10m in respect of
        Conditions 9.2 and              the total of debit balances on
        9.4)                            all Funds in Use Accounts (including
                                        Elcom Holdings Ltd)

H       FINANCIAL PARTICULARS

        PART I FOR DOMESTIC DEBTS PAYABLE IN STERLING

H.1     Initial Payment Percentage:     85 per cent of the Notified
        (See Condition 9.2 and          Value of Approved Debts.
        9.4)

H.2     Discount Charge:                1.5 per cent above the Base
        (See Condition 11.1(d)          Rate from time to time of Lloyds TSB
        and 11.5)                       Bank plc.

H.3     Allowance:                      1.5 per cent below the Base
        (See Conditions 9.6             Rate from time to time of Lloyds TSB
        and 11.6)                       Bank plc.

H.4     Funds Transmission Charge:      Nil per transaction.
        (See Condition 11.1(e))

H.5     Funding Limit:                  (pound)10m (includes Elcom Holdings Ltd)
        (See Conditions 9.2 and 9.4)

H.6     Service Charge:                 (pound)2k per month (includes Elcom
        (See Condition 11.1(b)          Holdings Ltd)

H.7     Minimum Annual Service          (pound)24k (includes Elcom Holdings Ltd)
        Charge:
        (See Condition 11.1(c)

H.8     Date on which an unpaid         3 calendar  months after
        Approved Debt will              the end of the month in which
        automatically  become a         the  relevant  invoice  is dated.
        Disapproved Debt (and any
        initial payment will have
        to be returned).  (Condition
        7.2(g)).

I.      FINANCIAL PARTICULARS PART II                        NOT APPLICABLE

        FOREIGN DEBTS OR NON STERLING DOMESTIC DEBTS
                                      Applicable         1.     2.     3.     4.
                                      Conditions ("Con")
                                      or Clause ("Cl")

I.1     MARKETS OR TERRITORIES        Con 21-Definition)
                                      of "Foreign Debt")
                                      and "Non Sterling )
I.2     Permitted Foreign Currency:   Domestic Debt"    )

I.3     Initial Payment Percentage:   - Con.9.2 and 9.4

I.4     Discount Charge:              - Con 11.5

I.5     Allowance:                    - Con 11.5

I.6     Funds Transmission Charge:    - Con 11.1(e)

I.7     Service Charge:               - Con 11.1(b)

I.8     Minimum Annual Service        - Con 11.1(c)
        Charge:

I.9     Funding Limit:                - Con 9.2 and 9.4

I.10    Date on which an Approved
        Debt will  automatically      - Con 7.2(g)
        become a Disapproved Debt:

J.      POWER OF ATTORNEY

You irrevocably appoint us and our directors, company secretary and officers from time to time jointly and each of them severally to be your attorneys for the purpose of:

        (a)perfecting our title to any Debts or Related Rights; and/or

        (b)securing the performance of any of your obligations, to us, or under a Contract of Sale and for these purposes your appointed attorneys may:

        (i)execute or sign deeds and documents;

        (ii)complete or endorse cheques and other instruments;

        (iii)institute or defend proceedings;

        (iv)complete and perform such other acts;

        (v)give notice of the Assignment of Debts to us;

as we may in all cases reasonably consider necessary.

K.      CONDITIONS PRECEDENT

1. Satisfactory reference from Deutsche Bank
2. Satisfaction with the terms of the Agency Agreement and confirmation from lawyers that it does not compromise our rights under the security documentation
3. Confirmation from lawyers of the validity of the rebate invoices and the documentation trail required.
4. Lawyers to re-draft Torex Bill & Hold letter to ensure the debt is valid


L.      SPECIAL TERMS (IF ANY)

1. Reserves per audit: contras(pound)109k
2. A reserve of (pound)200,000 will be held in respect of maintenance and service invoices, to be reviewed at each quarterly audit.

M.      COVENANTS
1. PBT to be positive
2. Minimum net worth to be(pound)9m for Elcom Information Technology Ltd consolidated
3. Maximum debt turn to be 75 days

All covenants to be measured on the quarterly external reporting days (31 Dec, 31 Mar, 30 Jun, 30 Sep)

M.      CLIENT PARTICULARS

        NAME:                 ELCOM INFORMATION TECHNOLOGY LIMITED
        INCORPORATED IN:      ENGLAND AND WALES

        WITH COMPANIES REGISTRY NO:  2977666

        PRINCIPAL PLACE OF BUSINESS: Commercial House, 394 Edinburgh Avenue, Slough, SL1 4TU


        TRADING STYLE (IF ANY) USED:



N       Offer of Debts on Commencement (Condition 3.1)

Client No:_________________C.C.___________________


To: Lloyds TSB Commercial Finance Limited    Date:.............................



From: Limited/plc                            Schedule No:........1.............


Under the terms of the Agreement for the Purchase of Debts dated ...............
200 , including in particular, Condition 3.1, we hereby offer to sell the debts shown in our Sales Ledger as set out below:

                                             This day        Month to date

Sales ledger as at:      Balance bfwd___________

     +    Sales Invoices


     -    Sales Credit Notes


     -    Cash Recieved


     -    Discount Allowed

     +/-  Adjustments
                    : Contras
                    : Inter co
                    : Journals
                    : B.D.W.O.




Total Net position per day/month

Balance agreed to aged debtors as at _____/____/200____


Total of Sales Ledger as at..............(pound)__________

     Less Non Notifiable Debts________(pound)__________

Debts notified to LTSBCFL as Agent:

---------------------------------
AUTHORISED SIGNATURE

This document has been executed as a deed by or on behalf of each of us to indicate our binding agreement to its terms.


SIGNED and DELIVERED as a Deed on            )
 1st       day of   March          2001   by )
                                                  /s/ Peter Anderson
us, LLOYDS TSB COMMERCIAL FINANCE LIMITED,   )    Signature of Director

acting by Peter Anderson                     )

(Attorney) and Simon Barnes                  )
                                                  /s/ Simon Barnes
(Attorney)                                   )    Signature of *Director/
*Company Secretary



CORPORATE CLIENT

SIGNED and DELIVERED as a deed on            )
  7th  day of February 2001    by you        )    /s/ Robert J. Crowell
                                             )    Signature of Director
ELCOM INFORMATION                            )
TECHNOLOGY LIMITED acting by **              )
     Robert J. Crowell                       )
                                             )
(a Director) and **                          )
Peter A. Rendall                             )
                                             )    /s/ Peter A. Rendall
(a *Director / its Company Secretary         )    Signature of *Director/
                                             )    Company Secretary


Key

**   Insert Full Names.
*    Delete as Applicable.


{17032.00019:AHP1026.DOCv}